B U S I N E S S U P D A T E A N D F I R S T Q U A R T E R 2 0 1 3 E A R N I N G S P R E S E N T A T I O N Artisan Partners Asset Management

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. • 20 years of industry experience • 8 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was senior executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 25 years of industry experience • 2 years at Artisan Partners

FIRM FACTS

- Founded in 1994; focused on providing high value-added investment strategies
- Five autonomous investment teams managing twelve investment strategies for sophisticated, institutional investors
- Principal offices in Milwaukee, San Francisco, Atlanta, New York and London, with approximately 282 associates
- Approximately $83.2 billion under management as of March 31, 2013

MANAGEMENT TEAM

Andrew A. Ziegler
Executive Chairman

Eric R. Colson
Chief Executive Officer

Charles (C.J.) Daley, Jr.
Chief Financial Officer

Janet D. Olsen
Chief Legal Officer

Dean J. Patenaude
Executive Vice President – Global Distribution

AUM by Investment Team



Emerging Markets 2%
Growth 20%
Global Equity 27%
U.S. Value 23%
Global Value 28%

AUM by Distribution Channel[1]



Financial Advisor 9%
Retail 6%
Broker Dealer 19%
Institutional 46%
Defined Contribution 20%

As of March 31, 2013. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 2

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Growth-Oriented Culture
Active Strategies	Designed for Investment Talent to Thrive	Based on Actively Identifying Talent
Autonomous Franchises	Managed by Business Professionals	Committed to Maintaining an Entrepreneurial Spirit
Proven Results	Structured to Align Interests	Focused on Long-Term Demand Globally

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 3

BUSINESS STRATEGY

Management Guideposts

- Talent Focus
- Strong Long-Term Investment Results
- Asset Diversification
- Financial Discipline

Secular Market Trends

- Globalization
- Investment Policy Evolution
- Open Architecture Solutions

Long-Term Growth Strategy

- Investment Freedom
- Leveraged Distribution
- Global Business Growth

ARTISAN PARTNERS ASSET MANAGEMENT 4

TALENT FOCUS

Team and Product Philosophy

- Characteristics
- Business Model Fit
- Institutional Viability
- Cultural Fit

Development Strategy

- Alternatives and Emerging Markets networking
- Continued Globalization


Degrees of Freedom
Human Capital

- Global Equity Team Promotions
- Equity Participation

ARTISAN PARTNERS ASSET MANAGEMENT 5

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 Non-U.S. Growth Strategy 1/1/96 20.6$ Non-U.S. Small-Cap Growth Strategy 1/1/02 1.4$ Global Equity Strategy 4/1/10 $ <0.1 U.S. Mid-Cap Value Strategy 4/1/99 12.9$ U.S. Small-Cap Value Strategy 6/1/97 4.2$ Value Equity Strategy 7/1/05 2.2$ U.S. Mid-Cap Growth Strategy 4/1/97 13.4$ U.S. Small-Cap Growth Strategy 4/1/95 1.7$ Global Opportunities Strategy 2/1/07 1.7$ Non-U.S. Value Strategy 7/1/02 13.3$ Global Value Strategy 7/1/07 9.9$ Emerging Markets Strategy 7/1/06 1.8$ Note: Data as of and through March 31, 2013. ¹ Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about how investment performance. LONG-TERM INVESTMENT PERFORMANCE — Full Cycle Return Goals Process Consistency Wealth Compounding Index Outperformance Peer Outperformance U.S. Value Team Global Equity Team Growth Team Global Value Team Emerging Markets Team (1.17%) 6.55% 7.40% 6.87% 0.97% 6.09% 1.37% 5.32% 6.27% 8.15% 5.63% 6.83% Average Annual Value Add Since Inception1AUM (in billions)Strategy Inception

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 7 96% 4% % of AUM By Overall Lipper Ranking (as of 3/31/2013) 1st Quartile 2nd - 4th Quartile 90% 10% % of AUM By Overall Morningstar RatingTM (as of 3/31/2013) 5 or 4 Star Rating 3, 2, or 1 Star Rating INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. At December 31 of each year except as indicated. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross composite performance has outperformed its benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies includes assets under management in all strategies in operation throughout the period. Lipper rankings are based on total return, are historical, and do not represent future results. Morningstar ratings are based on risk- adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about how investment performance. 40% 97% 99% 100% 100%96% 96% 95% 100% 96% 74% 76% 96% 100% 96% 75% 93% 98% 100% 98% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year ITD 2010 2011 2012 3/31/2013 % of AUM in Outperforming Strategies

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 Global Equity 27% Global Value 28% U.S. Value 23% Growth 20% Emerging Markets 2% ASSET DIVERSIFICATION AUM by Distribution Channel1 As of March 31, 2013. 1The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment. AUM by Client DomicileAUM by Vehicle AUM by Investment Team Artisan Funds 54% Separate Accounts 44% UCITS 1% CIT 1% U.S. 89% Non-U.S. 11% Institutional 46% Defined Contribution 20% Broker Dealer 19% Financial Advisor 9% Retail 6%

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9  AUM increased 11.9% to $83.2 billion, the highest quarter-end level in the firm’s history  Average AUM was $79.2 billion  Total net flows of $2.2 billion resulting in 11.9% annualized organic growth  Operating margin of (284.3)%  Net income per basic and diluted share of $0.19  Adjusted operating margin of 37.0%  Adjusted net income per adjusted share of $0.47  Issued 12.7 million shares of APAM Class A common stock  Reduced debt by $90 million Assets Under Management Net Client Cash Flows Overall Operating Results Capital Management SUMMARY OF FIRST QUARTER 2013 RESULTS

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 10 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) $66.5 $64.1 $69.8 $74.3 $83.2 $62.9 $63.6 $66.8 $71.3 $79.2 1Q12 2Q12 3Q12 4Q12 1Q13 Assets Under Management Ending Assets Under Management Average Assets Under Management $1.4 $1.4 $1.5 $1.5 $2.29.8% 8.2% 9.4% 8.8% 11.9% 1Q12 2Q12 3Q12 4Q12 1Q13 Net Client Cash Flows Net Client Cash Flows Organic Growth Rate Annualized

# GLOBAL DISTRIBUTION (in billions)



Non-U.S. Client AUM
8%
9%
10%
11%
11%
$5.6
$5.7
$6.7
$7.9
$9.2
1Q12
2Q12
3Q12
4Q12
1Q13
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM



U.S. vs. Non-U.S. Client Net Flows
$1.3
$0.1
$1.0
$0.3
$1.0
$0.5
$0.6
$0.9
$1.6
$0.6
1Q12
2Q12
3Q12
4Q12
1Q13
U.S.
Non-U.S.

ARTISAN PARTNERS ASSET MANAGEMENT

11

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 39.6% 40.4% 37.0% 3.8% 28.7% (284.3)% 1Q12 4Q12 1Q13 Operating Margin Adjusted Operating Margin Operating Margin (GAAP) FINANCIAL RESULTS — Financial Highlights $62.9 $71.3 $79.2 1Q12 4Q12 1Q13 Average Total AUM (in billions) $119.7 $137.1 $148.2 1Q12 4Q12 1Q13 Revenues (in millions) $28.5 $34.0 1Q12 4Q12 1Q13 Adjusted Net Income Net Income per Basic and Diluted Earnings per Share Adjusted Net Income per Adjusted Share Net Income attributable to APAM Net Income (in millions) & Net Income per Share $33.2 $3.0 $0.47 $0.19

FINANCIAL RESULTS — Compensation & Benefits (in millions)

	March 2013	% of Rev.	December 2012	% of Rev.	March 2012	% of Rev.
Salary & Incentives	$ 58.0	39.1%	$ 56.2	41.0%	$ 47.0	39.3%
Benefits & Payroll taxes	3.1	2.1%	1.7	1.2%	2.1	1.7%
Subtotal Compensation and Benefits	**61.1**	**41.2%**	**57.9**	**42.2%**	**49.1**	**41.0%**
Pre-offering related compensation	476.2	321.3%	16.0	11.7%	42.9	35.8%
Severance & cash retention award	9.3	6.3%	2.9	2.1%	2.5	2.1%
Seasonal benefits	2.3	1.6%	0.8	0.6%	4.1	3.4%
Total Compensation and Benefits	**$ 548.9**	**370.4%**	**$ 77.6**	**56.6%**	**$ 98.6**	**82.4%**

- Total compensation and benefits increase in the March 2013 quarter was driven by compensation charges related to the reorganization of the Company's capital structure from a private partnership to a public company.
- Salary & Incentives includes incentive compensation, which increased in the March 2013 quarter due to higher revenues.
- March 2013 quarter includes previously disclosed severance of a former portfolio manager. Pre-IPO retention award amortization for investment teams, which is included in each of the quarters presented, ends in December 2013 quarter.
- Seasonal benefits costs increased due in part to the first quarter funding of 50% of the Company's annual contribution to employee health savings accounts and 401(k) matching. The March 2012 quarter also includes a full year vacation accrual prior to our policy revisions in 2013.
- Total Compensation and Benefits does not include amortization of post-IPO equity awards expense. Post-IPO equity awards have not yet been made.

ARTISAN PARTNERS ASSET MANAGEMENT 13

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. 1.4x 0.9x 4Q12 1Q13 Leverage Ratio1 $141.2 $199.1 4Q12 1Q13 Cash (in millions) $290.0 $200.0 4Q12 1Q13 Borrowings (in millions) $(672.7) $5.8 4Q12 1Q13 Equity (in millions)

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES

	For the Three Months Ended (in millions, except per share numbers)		
	March 31, 2013	December 31, 2012	March 31, 2012
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	$3.0	$—	$—
Add back: Net income (loss) attributable to noncontrolling interests - Artisan Partners Holdings LP	(407.1)	36.7	1.2
Add back: Provision for income taxes	4.4	0.2	0.3
Add back: Pre-offering related compensation - share-based awards	333.2	15.8	34.8
Add back: Pre-offering related compensation - other	143.0	0.2	8.1
Less: Net gain on the valuation of contingent value rights	24.8	—	—
Adjusted provision for income taxes	18.5	18.9	15.9
Adjusted net income (Non-GAAP)	$33.2	$34.0	$28.5
Average shares outstanding			
Class A common shares	12.7	—	—
Assumed conversion or exchange of:			
Convertible preferred shares outstanding	2.6	—	—
Artisan Partners Holdings LP units outstanding (non-controlling interest)	54.7	—	—
Adjusted shares	70.0	N/A	N/A
Adjusted net income per adjusted share (Non-GAAP)	$0.47	N/A	N/A
Operating income (loss) (GAAP)	($421.3)	$39.4	$4.5
Add back: Pre-offering related compensation - share-based awards	333.2	15.8	34.8
Add back: Pre-offering related compensation - other	143.0	0.2	8.1
Adjusted operating income (Non-GAAP)	$54.9	$55.4	$47.4
Adjusted operating margin (Non-GAAP)	37.0%	40.4%	39.6%

ARTISAN PARTNERS ASSET MANAGEMENT

16

LONG-TERM INVESTMENT RESULTS

As of March 31, 2013	Average Annual Total Returns (Gross)						Average Annual Value Add
	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Since Inception (bp)
Global Equity Team							
Artisan Non-U.S. Growth *(Inception: 1-Jan-96)*	16.52%	11.53%	3.08%	5.26%	12.90%	11.39%	683
MSCI EAFE Index	*11.25%*	*4.99%*	*-0.89%*	*1.61%*	*9.68%*	*4.56%*	
Artisan Non-U.S. Small-Cap Growth *(Inception: 1-Jan-02)*	23.49%	13.89%	5.24%	7.91%	18.68%	16.15%	563
MSCI EAFE Small Cap Index	*13.28%*	*8.40%*	*2.06%*	*1.84%*	*13.16%*	*10.53%*	
Artisan Global Equity *(Inception 1-Apr-10)*	26.34%	15.92%	-	-	-	15.92%	815
MSCI All Country World Index	10.55%	*7.77%*	-	-	-	*7.77%*	
U.S. Value Team							
Artisan U.S. Mid-Cap Value *(Inception: 1-Apr-99)*	19.79%	16.53%	11.72%	9.61%	15.57%	14.83%	627
Russell Midcap® Index	*17.30%*	*14.61%*	*8.37%*	*6.18%*	*12.26%*	*8.56%*	
Artisan U.S. Small-Cap Value *(Inception: 1-Jun-97)*	5.86%	8.73%	8.38%	6.48%	13.38%	12.66%	532
Russell 2000® Index	*16.30%*	*13.44%*	*8.23%*	*4.58%*	*11.51%*	*7.34%*	
Artisan Value Equity *(Inception: 1-Jul-05)*	14.43%	13.39%	6.93%	6.77%	-	7.46%	137
Russell 1000® Index	*14.43%*	*12.92%*	*6.15%*	*5.20%*	-	*6.09%*	
Growth Team							
Artisan U.S. Mid-Cap Growth *(Inception: 1-Apr-97)*	8.86%	17.73%	11.39%	9.50%	13.61%	15.94%	609
Russell Midcap® Index	*17.30%*	*14.61%*	*8.37%*	*6.18%*	*12.26%*	*9.86%*	
Artisan U.S. Small-Cap Growth *(Inception: 1-Apr-95)*	14.12%	19.66%	11.48%	5.73%	12.79%	9.87%	97
Russell 2000® Index	*16.30%*	*13.44%*	*8.23%*	*4.58%*	*11.51%*	*8.90%*	
Artisan Global Opportunities *(Inception: 1-Feb-07)*	14.83%	17.68%	10.55%	-	-	8.59%	687
MSCI All Country World Index	*10.55%*	*7.77%*	*2.06%*	-	-	*1.72%*	
Global Value Team							
Artisan Non-U.S. Value *(Inception: 1-Jul-02)*	19.87%	13.13%	8.81%	8.15%	17.07%	13.94%	740
MSCI EAFE Index	*11.25%*	*4.99%*	*-0.89%*	*1.61%*	*9.68%*	*6.55%*	
Artisan Global Value *(Inception: 1-Jul-07)*	20.32%	14.94%	10.60%	-	-	6.91%	655
MSCI All Country World Index	*10.55%*	*7.77%*	*2.06%*	-	-	*0.36%*	
Emerging Markets Team							
Artisan Emerging Markets *(Inception: 1-Jul-06)*	-1.42%	-0.91%	-1.39%	-	-	6.18%	-117
MSCI Emerging Markets Index	*1.96%*	*3.27%*	*1.09%*	-	-	*7.36%*	

Source: Artisan Partners/MSCI/Russell. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about how investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 17

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 18 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in the company’s registration statement on Form S-1 (File No. 333-184686). The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at March 31, 2013, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; U.S. Mid-Cap Growth Strategy—Russell Midcap® Index; Global Opportunities Strategy —MSCI ACWI® Index; U.S. Small-Cap Strategy—Russell 2000® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; Value Equity Strategy—Russell 1000® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy—MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2012 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 19 NOTES & DISCLOSURES Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 7, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com) The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2013 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.